                                                                 Exhibit 99.2


                          OHIO CASUALTY CORPORATION

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIOD ENDING

                                MARCH 31, 2003



                 Contents: Page 1   GAAP Income Statement Data
                           Page 2   Statutory P&C Data
                           Page 3   P&C Accident Year Data
                           Page 4   Supplemental Information
                           Page 5   Stock Price and Dividend Record


Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and The Securities Exchange Act of 1934 for forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results for the Corporation's business and the results of the acquisition described herein, include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; Year 2000 issues; ability of Ohio Casualty to integrate and to retain the business acquired from the Great American Insurance Company, and general economic and market conditions.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT
(in thousands, except per share data)
FIRST QUARTER, 2003
(2003 Data Unaudited)

                                                  1ST QTR 2003            1ST QTR 2002            YEAR 2002
CONSOLIDATED                                      ------------            ------------            ---------
------------
Premiums and finance charges earned            $349,263                $361,007               $1,450,467
Investment income less expenses                  53,247                  50,902                  207,133
Investment gains realized, net                   19,293                  22,831                   45,192
                                               --------                --------               -----------
      Total revenues                            421,803                 434,740                1,702,792

Losses - GAAP basis                            $208,793                $211,769               $  902,731
Loss adjustment expenses - GAAP basis            47,403                  51,473                  227,081
Underwriting expenses - GAAP basis              135,822                 130,372                  579,686
                                               --------                --------               -----------
      Total expenses                            392,018                 393,614                1,709,498

Income tax (benefit) expense:
   On investment gains realized                $  6,752                $  7,991               $   15,817
   On all other income (loss)                     3,121                   6,262                  (21,632)
                                               --------                --------               -----------
      Total income tax (benefit) expense          9,873                  14,253                   (5,815)

Net income (loss)                              $ 19,912                $ 26,873               $     (891)
                                               ========                ========               ===========
Average shares outstanding - diluted             60,968                  61,062                   61,284
Net income (loss), per share - diluted          $  0.33                 $  0.44                 $  (0.01)

                                                          Ratio to                Ratio to                 Ratio to
                                                          Premiums                Premiums                 Premiums
PROPERTY AND CASUALTY - GAAP BASIS                         Earned                  Earned                   Earned
----------------------------------                        --------                --------                 --------
Premiums and finance charges earned            $349,263                $361,007               $1,450,467
Investment income less expenses                  51,483                  50,700                  205,794
Investment gains realized, net                   19,221                  23,481                   45,371

Losses - GAAP basis                             208,793     59.8%       211,769     58.7%        902,730     62.2%
Loss adjustment expenses - GAAP basis            47,403     13.6%        51,473     14.3%        227,081     15.7%
Underwriting expenses - GAAP basis              132,697     38.0%       127,873     35.4%        568,319     39.2%
                                               --------    ------      --------    ------     ----------    ------
      Total expenses                            388,893    111.4%       391,115    108.4%      1,698,130    117.1%

Effective tax rate on investment income            33.1%                  32.9%                  33.9%

CORPORATE/OTHER
---------------
Investment income less expenses                $  1,764                $   202                $ 1,339
Investment gains (losses) realized, net             72                   (650)                  (179)
Total expenses                                    3,125                  2,499                 11,368

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA (in thousands)
FIRST QUARTER, 2003
(2003 Data Unaudited)

                                           1ST QTR 2003              1ST QTR 2002
OPERATING SEGMENTS and                       Statutory                 Statutory
SELECTED PRODUCT LINES or             Net Premiums   Combined   Net Premiums   Combined
MARKETS                                  Written       Ratio       Written       Ratio
-------------------------             ------------   --------   ------------   --------
Commercial Lines                        $205,154       111.2%     $192,815       108.3%
  Workers' compensation                   37,637       134.8%       38,059       131.4%
  Commercial auto                         58,857       106.0%       56,996        99.7%
  General liability                       20,212       125.3%       20,892       144.4%
  CMP, fire and inland marine             88,448       101.1%       76,868        92.0%

Specialty Lines                         $ 32,942        93.2%     $ 39,450        83.4%
  Commercial umbrella                     22,585       100.3%       28,598        85.9%
  Fidelity and surety                     10,358        73.5%        9,472        84.6%

Personal Lines                           $114,126       110.3%     $142,636       107.3%
  New Jersey personal auto                   (616)      289.9%       24,432       116.4%
  Other personal lines                    114,742       105.9%      118,204       104.8%
    Other personal auto                    74,312       100.9%       78,780       102.8%
    Homeowners                             32,686       114.5%       32,181       107.5%
                                        ---------      ------     ---------      ------
      Total All Lines                    $352,222       108.8%     $374,901       106.5%

STATUTORY RESULTS                                        Ratio                     Ratio
-----------------                                        -----                     -----
Premiums written                         $352,222                  $374,901
Premiums earned                           349,302                   360,974
Losses incurred                           208,222        59.6%      211,769        58.7%
Loss adjustment expenses                   47,403        13.6%       51,473        14.3%
Underwriting expenses                     125,502        35.6%      125,418        33.5%
                                                        ------                    ------
Underwriting gain (loss)                  (31,825)      108.8%      (27,686)      106.5%
                                                        ======                    ======

Investment income                          51,483                    50,700
Investment gains (losses) realized         16,403                    22,509
Other income (expense)                          -                         -
Federal income tax expense (benefit)        8,533                     2,485
                                         ---------                 ---------
Net income (loss) - statutory            $ 27,528                  $ 43,038

Included above:
  Dividends to policyholders                  262         0.1%           88          0.0%
  Paid loss & loss adjustment expense     238,531                   260,274


                                              YEAR 2002
OPERATING SEGMENTS and                        Statutory
SELECTED PRODUCT LINES or              Net Premiums   Combined
MARKETS                                   Written       Ratio
-------------------------              ------------   --------
Commercial Lines                       $  762,189       115.1%
  Workers' compensation                   143,911       129.2%
  Commercial auto                         213,364       110.2%
  General liability                        84,474       171.3%
  CMP, fire and inland marine             320,440        95.8%

Specialty Lines                           179,879        94.0%
  Commercial umbrella                     132,655        97.7%
  Fidelity and surety                      45,599        81.7%

Personal Lines                            506,560       114.1%
  New Jersey personal auto                 24,172       154.8%
  Other personal lines                    482,388       107.9%
    Other personal auto                   297,117       107.1%
    Homeowners                            153,678       110.3%
                                       -----------      ------
      Total All Lines                  $1,448,628       112.8%

STATUTORY RESULTS                                       Ratio
Premiums written                       $1,448,628       -----
Premiums earned                         1,450,377
Losses incurred                           902,201        62.2%
Loss adjustment expenses                  227,081        15.7%
Underwriting expenses                     506,204        34.9%
                                                        ------
Underwriting gain (loss)                 (185,109)      112.8%
                                                        ======
Investment income                         205,794
Investment gains (losses) realized         53,011
Other income (expense)                     (7,707)
Federal income tax expense (benefit)       (9,159)
                                       -----------
Net income (loss) - statutory          $   75,148
                                       ===========
Included above:
  Dividends to policyholders               (3,868)       -0.3%
  Paid loss & loss adjustment expense   1,032,544

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY
ACCIDENT YEAR DATA (in thousands)
FIRST QUARTER, 2003
(Data Unaudited)

                                             ACCIDENT       ACCIDENT       ACCIDENT
                           THREE MONTHS    YEAR 2003(A)   YEAR 2002(A)   YEAR 2002(A)
                               ENDED       Measured as    Measured as    Measured as
                          MARCH 31, 2003  of March 2003  of March 2002  of March 2003
                            Statutory        Statutory      Statutory      Statutory
                            Combined         Combined       Combined       Combined
OPERATING SEGMENTS and        Ratio            Ratio          Ratio          Ratio
SELECTED MAJOR PRODUCT    --------------   ------------   ------------  -------------
LINES or MARKETS
----------------------
Commercial Lines              111.2%           109.7%         104.8%        103.2%
  Workers' compensation       134.8%           125.8%         120.4%        121.4%
  Commercial auto             106.0%           103.6%         100.4%        100.8%
  General liability           125.3%           113.8%         113.5%        113.2%
  CMP, fire and inland
    marine                    101.1%           105.9%          97.6%         95.8%

Specialty Lines                93.2%           103.3%          97.7%         93.8%
  Commercial umbrella         100.3%           111.1%          99.5%         97.7%
  Fidelity and surety          73.5%            80.4%          97.4%         85.3%

Personal Lines                110.3%           107.1%         106.0%        110.8%
  New Jersey personal auto    289.9%           125.0%         113.2%        139.0%
  Other personal lines        105.9%           105.0%         103.9%        106.6%
    Other personal auto       100.9%           102.6%         102.7%        105.7%
    Homeowners                114.5%           115.9%         109.6%        111.2%
                              ------           ------         ------        ------
      Total All Lines         108.8%           108.0%         105.3%        105.5%

Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2003 as of March 31, 2003 measures insured events for the first three months of 2003. Accident year 2002 as of March 31, 2002 measures insured events for the first three months of 2002. Accident year 2002 as of March 31, 2003 measures insured events for the full year 2002. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands)
FIRST QUARTER, 2003
(2003 Data Unaudited)

                                      3/31/2003                3/31/2002
                                      ---------                ---------
ASSETS                               $4,828,035               $4,516,774
INVESTMENTS IN SECURITIES             3,510,294                3,320,468
AGENT RELATIONSHIPS ASSET               156,538                  233,008
NOTES PAYABLE                           198,226                  199,067
SHAREHOLDERS' EQUITY                  1,068,237                1,066,100
SHARES OUTSTANDING                       60,759                   60,298
BOOK VALUE PER SHARE                     $17.58                   $17.68

PROPERTY AND CASUALTY
------------------------------------------------------------------------
Investments:                         GAAP Basis               GAAP Basis
                                     ----------               ----------
  U.S. government bonds                  28,814                   27,641
  Tax exempt bonds                       72,742                   31,064
  Taxable fixed maturities:
    Available for sale,
      at fair value                   2,708,952                2,756,095
    Held to maturity, at
      amortized cost                    360,692                        -
                                      ---------                ---------
        Total bonds                   3,171,200                2,814,800
  Short Term                             23,926                   50,509
  Preferred stocks                            -                      321
  Common stocks                         270,325                  437,745
                                      ---------                ---------
        Total investments             3,465,451                3,303,375
                                      =========                =========

Amortized cost of bonds -
  available for sale                  2,636,987                2,818,712
Market value of bonds -
  held to maturity                      360,621                        -

                                        GAAP       Statutory     GAAP        Statutory
                                     Accounting   Accounting   Accounting   Accounting
                                        Basis        Basis       Basis         Basis
                                     ----------   ----------   ----------   ----------
Insurance reserves
  Unearned premiums                     675,919      628,229      676,485      640,986
  Losses                              2,012,237    1,660,094    1,660,094    1,593,870
  Loss adjustment expense               460,271      435,723      409,181      391,083

Statutory policyholders' surplus                     733,820                   778,697

Ratios of net premiums written to
  statutory surplus                                      1.9                       1.9


                                     12/31/2002
                                     ----------
ASSETS                               $4,778,994
INVESTMENTS IN SECURITIES             3,502,150
AGENT RELATIONSHIPS ASSET               161,324
NOTES PAYABLE                           198,288
SHAREHOLDERS' EQUITY                  1,058,703
SHARES OUTSTANDING                       60,725
BOOK VALUE PER SHARE                     $17.43

PROPERTY AND CASUALTY
-----------------------------------------------
Investments:                         GAAP Basis
                                     ----------
  U.S. government bonds                  29,082
  Tax exempt bonds                       46,788
  Taxable fixed maturities:
    Available for sale,
      at fair value                   3,022,676
    Held to maturity,
      at amortized cost                       -
                                      ---------
         Total bonds                  3,098,546
  Short Term                             49,838
  Preferred stocks                            -
  Common stocks                         312,537
                                      ---------
         Total investments            3,460,921
                                      =========

Amortized cost of bonds -
  available for sale                  2,927,071
Market value of bonds -
  held to maturity                            -

                                        GAAP       Statutory
                                     Accounting   Accounting
                                        Basis        Basis
                                     ----------   ----------
Insurance reserves
  Unearned premiums                     668,707      625,310
  Losses                              1,978,743    1,647,343
  Loss adjustment expense               454,907      431,380

Statutory policyholders' surplus                     725,748

Ratios of net premiums written to
  statutory surplus                                      2.0

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on pages 67 and 68 of the Corporation's Form 10-K for the year ended December 31, 2002.

OHIO CASUALTY CORPORATION
TEN YEAR BUSINESS, STOCK PRICE AND DIVIDEND RECORD
FIRST QUARTER, 2003
(2003 Data Unaudited)

BUSINESS
   The Ohio Casualty Corporation, an insurance holding company incorporated in 1969, owns The Ohio Casualty Insurance Company, which in turn owns West American Insurance Company (acquired in 1945), Ohio Security Insurance Company (acquired in 1962), American Fire and Casualty Company (acquired in 1969), Avomark Insurance Company (incorporated in 1997) and Ohio Casualty of New Jersey, Inc. (incorporated in 1998). One or more of the insurance companies are licensed in all states, including the District of Columbia. The Corporation operates in conjunction with the independent agency system and is currently active in over 40 states. The Corporation's common stock is traded on the NASDAQ National Market under the symbol "OCAS".

PROPERTY AND CASUALTY NET PREMIUMS WRITTEN (in thousands)
-------------------------------------------------------------------
Year                                Year
----                                ----
1993          $1,306,038            1998            $1,437,279
1994           1,286,443            1999             1,586,897
1995           1,250,554            2000             1,505,393
1996           1,209,202            2001             1,472,185
1997           1,207,581            2002             1,448,628

PRICE RANGE RECORD
-------------------------------------------------------------------
Year       High         Low              Year      High        Low
----       ----         ---              ----      ----        ---
1993     $17.94       $14.38             1998     $25.56     $17.06
1994      16.88        13.25             1999      21.69      15.06
1995      19.50        14.13             2000      17.88       6.34
1996      19.63        15.19             2001      16.05       8.38
1997      25.38        17.19             2002      22.07      11.22
                                         2003      13.12      11.57
DIVIDEND RECORD
--------------------------------------------------------------------
Year          Per Share                  Year          Per Share
----          ---------                  ----          ---------
1993            $0.71                    1998            $0.88
1994             0.73                    1999             0.92
1995             0.76                    2000             0.59
1996             0.80                    2001             0.00
1997             0.84                    2002             0.00


Visit our home page at www.ocas.com

Contact:  Ohio Casualty Group, Fairfield, Ohio
          Dennis E. McDaniel (513) 603-2197